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                                                                   EXHIBIT 10.15
                                   EXHIBIT "G"

                        CONDITIONAL TERMINATION AGREEMENT

         THIS CONDITIONAL TERMINATION AGREEMENT (the "AGREEMENT") is entered into effective August 1, 2000, by and among COMPASS KNOWLEDGE HOLDINGS, INC., a Nevada corporation ("CKHI") and COMPASS ACQUISITION CORP., a Florida corporation (the "Acquisition Corp"), a wholly owned subsidiary of CKHI (CKHI and the Acquisition Corp shall sometimes be hereinafter collectively known as the "Buyer") and LARRY G. ROWEDDER, NANCY ROWEDDER, TAMMY ANDERSON, MIKE ROWEDDER, GINA ROWEDDER, JACQUELYN ROWEDDER, LARRY G. ROWEDDER AS CUSTODIAN FOR JESSICA ANDERSON UNDER THE OHIO TRANSFERS TO MINORS ACT and MICHAEL RUTHERFORD (collectively the "Stockholders") and JAMITA, INC., a Ohio corporation (hereinafter "Company" or "Jamita").

                                R E C I T A L S:

         A. The Stockholders and the Company are parties to that certain Amended and Restated Close Corporation Stock Transfer Restriction and Redemption Agreement dated November 1, 1998 (the "STOCKHOLDERS AGREEMENT"), a copy of which is attached hereto, concerning the disposition of the Company's common stock owned by the Stockholders, as well as other matters.

         B. Larry G. Rowedder and the Company are parties to that certain oral Services Agreement dated November 1, 1998 (the "ROWEDDER SERVICES AGREEMENT"), concerning services provided to the Company by Mr. Rowedder.

         C. Michael Rutherford and the Company are parties to that certain Services Agreement dated November 1, 1998 (the "RUTHERFORD SERVICES AGREEMENT"), a copy of which is attached hereto, concerning a consulting relationship between Mr. Rutherford and the Company.

         D. In furtherance of and as a condition to the Company's and the Stockholders' performance in accordance with that certain Agreement and Plan of Stock Purchase dated as of the date hereof between the parties (the "STOCK PURCHASE AGREEMENT), the Company and the Stockholders consent to the termination of the Stockholders Agreement, the Rowedder Services Agreement and the Rutherford Services Agreement upon the effectiveness of the closing of the Stock Purchase Agreement (the "EFFECTIVE DATE"), in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties mutually agree as follows:

         1. RECITALS. The aforementioned recitals are true and correct and form a part of this Agreement.




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         2. TERMINATION OF AGREEMENTS. The Company and the Stockholders each hereby agree that the Stockholders Agreement, the Rowedder Services Agreement and the Rutherford Services Agreement shall automatically terminate and have no further force or effect without any further action on their part on the Effective Date, provided that the Stock Purchase Agreement and all the transactions contemplated thereby are successfully closed and completed in accordance with the terms and conditions of such agreements and any extension thereto. However, if the Stock Purchase Agreement is not closed or is delayed beyond the dates set forth in the Stock Purchase Agreement, then this Agreement shall automatically become null and void and the Stockholders Agreement, Rowedder Services Agreement and Rutherford Services Agreement shall continue in full force and effect.

         3. BINDING EFFECT. This Agreement and all of the provisions hereof shall be binding upon the legal representatives, heirs, distributees, successors and assigns of the parties hereto.

         4. MISCELLANEOUS. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida to the exclusion of the law of any other form. This Agreement may only be amended or modified in writing, signed by all the parties hereto.

         [THE REMAINDER OF THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK]




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         IN WITNESS WHEREOF, the parties hereto have executed this Conditional
Termination Agreement as of the date first set forth above.

                                   "CKHI"
                                   COMPASS KNOWLEDGE HOLDINGS, INC.

                                   By: /s/ Rogers W. Kirven, Jr.
                                      --------------------------------

                                   "BUYER"
                                   COMPASS ACQUISITION CORP.

                                   By: /s/ Roger W. Kirven
                                      --------------------------------
                                       Rogers W. Kirven, CEO

                                   "STOCKHOLDERS"

                                     /s/ Larry G. Rowedder
                                     ---------------------------------
                                     Larry G. Rowedder


                                     /s/ Michael Rutherford
                                     ---------------------------------
                                     Michael Rutherford


                                     /s/ Nancy Rowedder
                                     ---------------------------------
                                     Nancy Rowedder


                                     Tammy Anderson
                                     ---------------------------------
                                     Tammy Anderson


                                     Mike Rowedder
                                     ---------------------------------
                                     Mike Rowedder


                                     /s/ Gina Rowedder
                                     ---------------------------------
                                     Gina Rowedder


                                     /s/ Jacquelyn Rowedder
                                     ---------------------------------
                                     Jacquelyn Rowedder


                                     /s/ Larry G. Rowedder
                                     ---------------------------------
                                     Larry G. Rowedder as custodian for
                                     Jessica Anderson under the Ohio
                                     Transfers to Minors Act

                                     "JAMITA"

                                     JAMITA, INC.

                                     By: /s/ Larry G. Rowedder
                                        --------------------------------




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